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                                                                      EXHIBIT 23


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-87592, No. 33-60369, No. 33-60373 and No. 33-60371) of J. Ray
McDermott, S.A. of our report dated July 10, 1997 with respect to the consolidated financial statements of J. Ray McDermott, S.A. included in this Annual Report (Form 10-K) for the year ended March 31, 1997.


                                 ERNST & YOUNG LLP



New Orleans, Louisiana
July 10, 1997